                     TT INTERNATIONAL INVESTMENT MANAGEMENT



                               TT EAFE Mutual Fund




                        SEMI-ANNUAL REPORT June 30, 2002



                              [LOGO] TT INTERNATIONAL

                               TABLE OF CONTENTS




      To Our Shareholders                                   1

      Manager's Discussion and Analysis                     2



      TT EAFE MUTUAL FUND

      Statement of Assets and Liabilities                   3

      Statement of Operations                               4

      Statement of Changes in Net Assets                    5

      Financial Highlights                                  6

      Notes to Financial Statements                       7-8



      TT EAFE PORTFOLIO

      Schedule of Investments                            9-11

      Statement of Assets and Liabilities                  12

      Statement of Operations                              13

      Statement of Changes in Net Assets                   14

      Notes to the Financial Statements                 15-18

TO OUR SHAREHOLDERS

Dear Fellow Shareholder,

I am delighted to present to you the semi-annual report of the TT EAFE Portfolio and the TT EAFE Mutual Fund for the six months ended June 30, 2002.

As at June 30, 2002, the net assets of the TT EAFE Portfolio and the TT EAFE Mutual Fund amounted to US$126 million and US$53 million, respectively. It has been a tough first half of the year for international equity markets, although the weakness of the dollar improved returns for U.S. investors. Net performance of the TT EAFE Mutual Fund for the first half of 2002 was -4.33% compared to -1.38% for the Morgan Stanley Capital International Europe, Australasia and Far East Index.

Following a weak start to the year equity markets rebounded strongly during March as investors became more optimistic about the strength of the global economic recovery. However, generally weaker macroeconomic and corporate data and revelations of accounting malfeasance caused markets to fall dramatically in the second quarter of the year and to flirt with the post-September 11th lows. Japan accounted for the majority of the Fund's underperformance as we were underweight in what proved to be one of the few markets to rise in U.S. dollar terms over the six months.

Although we have seen economic recovery, recent reports highlight how modest and fragile the upturn is compared to previous cycles. While U.S. equities are still expensive, those in Europe are better supported by many valuation measures with some sectors now with multiples not seen for many years. We continue to be light in Japan where our long-term concerns remain unaltered. The political appetite for reform in Japan is completely absent and there is no sign of a resolution of the banking crisis. The immediate outlook for equity markets generally is very uncertain and we expect them to remain volatile.

The name of the Fund is being changed to TT Active International Mutual Fund in late August to reflect more clearly TT International's investment philosophy. We believe that strong long-term returns can be achieved in international equity markets through active management and by assessing risk and opportunity, and constructing portfolios, on an absolute and not index-relative basis.

Your confidence and support are much appreciated.

Sincerely,

/s/ David Burnett
DAVID BURNETT
President

TT EAFE Mutual Fund

MANAGER'S DISCUSSION AND ANALYSIS

FIRST QUARTER 2002

During the first quarter of this year we started to become increasingly optimistic about the strength of recovery, particularly in the U.S. We also thought the market was probably underestimating the cyclical boost to earnings that stronger GDP growth and declining unit labour costs would deliver. Better data lifted the market from the lows made in February but were insufficient to generate new highs. The most notable feature of Q1 though was the rebound in Japan's stockmarket - in just over a month the benchmark Nikkei 225 rallied over 25% from its low point in early February. Much of the rally can be explained by government intervention designed to prop up the equity market ahead of the fiscal year end book closing - and delay the inevitable, and painful, resolution of the financial crisis. However, this action also coincided with better data from the U.S. which provided a further boost for Japanese equities. Our underweight position in this market, which we held for most of Q1, accounted for much of the underperformance. Elsewhere, given a more optimistic outlook, we sought to raise the risk profile of the portfolio by increasing our exposure to Asia (particularly Korea and Taiwan) and to economically sensitive stocks (e.g. in the media sector) in Europe. Our overweight in Asia excluding Japan was a positive in performance terms.


SECOND QUARTER 2002


Markets were very mixed during the second quarter with a reasonable performance up to May giving way to sharply weaker numbers in June. Weaker than expected macroeconomic data and fresh accounting revelations caused markets to flirt with their post-September 11th lows. We may also be seeing the beginning of a gradual shift in the expectations of investors and businessmen to an environment where single-digit returns are considered the norm. Having raised the Funds' weighting in our Japanese exposure in May on a short-term cyclical recovery we scaled back in June and moved into more defensive stocks in Europe. Following a strong run we also reduced our holdings in Korea and Taiwan, particularly high-tech companies such as chip-makers which would be highly sensitive to any signs of a slowdown in U.S. consumer demand. Cash levels were raised sharply during the quarter and have been held in euros since the end of May; we expect the euro to be the main beneficiary of any further dollar weakness. In Europe we have concentrated on companies with strong free cash flow, high yields and sound balance sheets, which led to better performance in this part of the portfolio over the past quarter (Europe marginally outperformed in Q2 thanks to strong stock selection). Compared to the benchmark Japan was once again costly, but cash helped boost relative return as did stock positions in the telecoms and energy sectors. Consumer discretionary was the worst performing sector over the quarter because fears of a renewed downturn in the global advertising market hurt our media holdings.

STATEMENT OF ASSETS AND LIABILITIES
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                                  US$
ASSETS:
Investment in TT EAFE Portfolio ("Portfolio"), at value                                        53,566,645
Receivable from Advisor                                                                             6,959
                                                                                              -----------
TOTAL ASSETS                                                                                   53,573,604
                                                                                              -----------


LIABILITIES:
Accrued expenses and other liabilities                                                            132,277
                                                                                              -----------
Total liabilities                                                                                 132,277
                                                                                              -----------
NET ASSETS                                                                                     53,441,327
                                                                                              -----------


NET ASSETS CONSIST OF:
Paid in capital                                                                                77,610,843
Undistributed net investment income                                                               235,220
Accumulated net realized loss on investments                                                  (25,453,889)
Net unrealized appreciation                                                                     1,049,153
                                                                                              -----------
NET ASSETS                                                                                     53,441,327
                                                                                              -----------
Shares of beneficial interest outstanding (unlimited shares authorized; no par value)           8,288,754
                                                                                              -----------
Net asset value per share (offering and redemption price)                                            6.45
                                                                                              -----------


            SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                        US$
INVESTMENT INCOME:
Interest*                                                                            16,560
Dividends*^                                                                         706,715
Expenses*                                                                          (246,360)
                                                                                -----------
Total income                                                                        476,915
                                                                                -----------


EXPENSES:
Investment advisory fees                                                             80,160
Legal services                                                                       23,727
Transfer agent fees                                                                  14,689
Administration fees                                                                  14,689
Blue sky expense                                                                     12,771
Trustees' fees and expenses                                                           9,268
Custodian fees                                                                        8,230
Audit services                                                                        7,345
SEC fees                                                                              4,195
Printing and postage expense                                                          2,048
Other expenses                                                                          128
                                                                                -----------
Total expenses                                                                      177,250
Less expense waiver and/or reimbursement                                           (157,631)
                                                                                -----------
Net expenses                                                                         19,619
                                                                                -----------
NET INVESTMENT INCOME                                                               457,296
                                                                                -----------

REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
Investments*                                                                     (3,055,988)
Foreign currency transactions and forward foreign currency exchange contracts*      430,612
                                                                                -----------
                                                                                 (2,625,376)
                                                                                -----------
Change in unrealized appreciation (depreciation) on:
Investments*                                                                       (220,399)
Foreign currency transactions and forward foreign currency exchange contracts*      (16,343)
                                                                                -----------
                                                                                   (236,742)
                                                                                -----------
 NET LOSS ON INVESTMENTS                                                         (2,862,118)
                                                                                -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (2,404,822)
                                                                                -----------
^Net of foreign taxes withheld                                                       89,978
                                                                                -----------


*Allocated from TT EAFE Portfolio

                             SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002     YEAR ENDED
                                                                                 (UNAUDITED)   DECEMBER 31, 2001
                                                                                     US$              US$
                                                                                  ----------    ----------------
OPERATIONS:
Net investment income                                                                457,296        205,421
Net realized loss on investments                                                  (2,625,376)   (23,866,376)
Net change in net unrealized depreciation                                           (236,742)      (418,766)
                                                                                  ----------    -----------
Net decrease in net assets resulting from operations                              (2,404,822)   (24,079,721)
                                                                                  ----------    -----------


FUND SHARE TRANSACTIONS:
Net proceeds from shares sold                                                      1,430,773     45,022,996
Cost of shares redeemed                                                             (823,939)   (28,618,166)
                                                                                  ----------    -----------
Net increase in net assets                                                           606,834     16,404,830
                                                                                  ----------    -----------
Total decrease in net assets                                                      (1,797,988)    (7,674,891)
                                                                                  ----------    -----------


NET ASSETS:
Beginning of period                                                               55,239,315     62,914,206
                                                                                  ----------    -----------
End of period*                                                                    53,441,327     55,239,315
                                                                                  ----------    -----------
*Including undistributed (distributions in excess of) net investment income of       235,220       (222,076)
                                                                                  ----------    -----------


CHANGES IN SHARES OUTSTANDING:
Beginning shares outstanding                                                       8,197,075      6,612,228
Shares sold                                                                          216,852      5,861,854
Shares redeemed                                                                     (125,173)    (4,277,007)
                                                                                  ----------    -----------
                                                                                   8,288,754      8,197,075
                                                                                  ----------    -----------

                     SEE NOTES TO THE FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                      SIX MONTHS ENDED                     PERIOD FROM OCTOBER 2, 2000
                                                          JUNE 30,2002         YEAR ENDED  (COMMENCEMENT OF OPERATIONS)
                                                           (UNAUDITED)  DECEMBER 31, 2001    THROUGH DECEMBER 31, 2000
                                                                   US$                US$                          US$
                                                      ----------------  -----------------  ---------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                            $6.74              $9.51                      $10.00
                                                           -----------         ----------                 -----------
Net investment income(1)                                          0.06               0.02                        0.03
Net realized and unrealized depreciation                         (0.35)             (2.79)                      (0.52)(2)
                                                           -----------         ----------                 -----------
Total from investment operations                                 (0.29)             (2.77)                      (0.49)
                                                           -----------         ----------                 -----------
Dividends from net investment income                                 -                  -                       (0.00)**
                                                           -----------         ----------                 -----------
Total distributions                                                  -                  -                       (0.00)
                                                           -----------         ----------                 -----------
NET ASSET VALUE - END OF PERIOD                                  $6.45              $6.74                       $9.51
                                                           -----------         ----------                 -----------
TOTAL RETURN+                                                    (4.30)%^          (29.13)%^                    (4.85)%^


RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $53,441            $55,239                    $62,914
Gross Expenses (to average daily net assets)                      1.59%*             1.65%                      5.36%*
Net Expenses (to average daily net assets)                        1.00%*             1.07%                      1.20%*
Net Investment Income (to average daily net assets)               1.71%*             0.30%                      1.31%*

For the period from October 2, 2000 (commencement of operations) through May 31, 2001, the adviser contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses would not exceed, on a per annum basis, 1.20% of its average daily net assets.

For the period from June 1, 2001 to December 31, 2002, the adviser contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets.

If this action had not been taken, the investment income (loss) per share and ratios would have been:

Net investment income (loss)
(to average daily net assets)                     1.12%*          (0.28)%          (2.85)%*
Net investment income (loss) per share           $0.04           $(0.02)          $(0.07)

(1)  Computed using average shares outstanding for the period.
(2) The amount shown per share does not correspond with the aggregate net realized and unrealized gain (loss) for the period ended due to the timing of sales of Fund shares in relation to fluctuating market values of the Fund's investments.
+    Total return would have been lower in the absence of expense waivers.
^    Not annualized.
*    Annualized.
**   Distribution rounds to less than $.01 per share.

           SEE NOTES TO THE FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     TT EAFE Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000. The Fund commenced operations on October 2, 2000. The Fund's initial investment of $100,000 was made on September 26, 2000.

     The Fund seeks to achieve its investment objective by investing all its assets in TT EAFE Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.

     The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1.   SECURITY VALUATION

          The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (42.5% at June 30, 2002). The method by which the Portfolio values its securities is discussed in
          Note 1 of the Portfolio's Notes to the financial statements, which are included elsewhere in this report.

     2.   SECURITIES TRANSACTIONS AND INCOME RECOGNITION

          The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Portfolio.


     3.   FEDERAL INCOME TAXES

          The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund intends to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from federal income and excise taxes. Accordingly, no provision for federal taxes was required at June 30, 2002.


     4.   DISTRIBUTIONS TO SHAREHOLDERS

          Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares.

          Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

          Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from generally accepted accounting principles. These temporary and permanent differences are primarily due to losses on wash sale transactions, post-October loss deferrals, foreign currency gains and losses, options and passive foreign investment company transactions, and foreign taxes.

     5.   EXPENSES

          For it's services under the Management Agreement with respect to the Fund, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 0.80% of the Fund's average daily net assets for the Fund's then-current fiscal year or (ii) the difference between 0.80% of the Fund's average daily net assets and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio.

          For it's services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

          In addition to amounts payable under a Management Agreement between the Feeder Trust and TTI, the Fund is responsible for its own expenses including, among other things, the costs of securities transactions, the compensation of the Board of Trustees (the "Trustees") that are not affiliated with TTI or the Fund's Distributor (as defined below), government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

     6.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

          For the period from January 1, 2002 until December 31, 2002, TTI contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets.

          Quasar Distributors, LLC (the "Distributor"), serves as the Funds' distributor. The Fund does not pay the Distributor a fee for distribution services or for services provided to shareholders.


     7.   SUBSEQUENT EVENTS

          At a special meeting held on June 6, 2002, the Trustees of the Feeder Trust approved:

          1. The change of the name of the Fund to TT Active International Mutual Fund, effective on or about August 27, 2002; and

          2. The establishment of Institutional Class, Class 1, Class 2 and Class 3 as classes of shares of the Fund and the re-designation of the currently outstanding shares of the Fund as Institutional Class shares, effective on or about August 27, 2002 (Class 1, Class 2 and Class 3 shares may be subject to distribution and/or shareholder servicing fees under Service Plans also approved by the Trustees for each such class).

SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

                                                                              VALUE (NOTE 1)
COMMON STOCKS  90.34%                                          SHARES                    US$
--------------------------------------------------------------------------------------------
BELGIUM 1.06%
DIVERSIFIED FINANCIALS  1.06%
Groupe Bruxelles Lambert SA                                    25,500              1,330,942
--------------------------------------------------------------------------------------------
TOTAL BELGIUM                                                                      1,330,942
--------------------------------------------------------------------------------------------


DENMARK  0.21%
PHARMACEUTICALS  0.21%
Novo Nordisk A/S - Class B                                      7,994                264,400
--------------------------------------------------------------------------------------------
TOTAL DENMARK                                                                        264,400
--------------------------------------------------------------------------------------------


FINLAND  0.41%
DIVERSIFIED TELECOMMUNICATIONS  0.41%
Nokia Oyj                                                      35,624                520,901
--------------------------------------------------------------------------------------------
TOTAL FINLAND                                                                        520,901
--------------------------------------------------------------------------------------------


FRANCE  17.43%
AUTOMOBILES  1.91%
PSA Peugeot Citroen                                            46,365              2,403,956
--------------------------------------------------------------------------------------------

BANKS  5.06%
BNP Paribas SA                                                 68,665              3,793,906
Credit Agricole SA                                             48,547              1,077,724
Credit Lyonnais SA                                             34,908              1,494,782
--------------------------------------------------------------------------------------------
                                                                                   6,366,412
--------------------------------------------------------------------------------------------
BUILDING MATERIALS  2.23%
Lafarge SA                                                     28,191              2,809,281
--------------------------------------------------------------------------------------------

BUILDING PRODUCTS  1.76%
Compagnie de Saint Gobain                                      49,304              2,210,954
--------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING  0.52%
Bouygues SA                                                    23,494                655,772
--------------------------------------------------------------------------------------------

MEDIA  0.61%
Television Francaise                                           28,864                772,057
--------------------------------------------------------------------------------------------

OIL & GAS  2.68%
TotalFinaElf SA                                                20,791              3,372,413
--------------------------------------------------------------------------------------------

PHARMACEUTICALS  2.66%
Aventis SA                                                     47,397              3,355,338
--------------------------------------------------------------------------------------------
TOTAL FRANCE                                                                      21,946,183
--------------------------------------------------------------------------------------------


GERMANY  1.65%
AIRLINES  1.15%
Deutsche Lufthansa - Registered #                             102,100              1,450,616
--------------------------------------------------------------------------------------------

PHARMACEUTICALS  0.50%
Merck KGaA                                                     23,323                630,519
--------------------------------------------------------------------------------------------
TOTAL GERMANY                                                                      2,081,135
--------------------------------------------------------------------------------------------


HONG KONG  0.48%
WIRELESS TELECOMMUNICATION SERVICES  0.48%
China Mobil #                                                 203,500                602,686
--------------------------------------------------------------------------------------------
TOTAL HONG KONG                                                                      602,686
--------------------------------------------------------------------------------------------


ITALY  6.40%
BANKS  1.72%
IntesaBCI Spa                                                 710,846              2,167,227
--------------------------------------------------------------------------------------------

OIL & GAS  4.68%
ENI Spa                                                       370,815              5,890,433
--------------------------------------------------------------------------------------------
TOTAL ITALY                                                                        8,057,660
--------------------------------------------------------------------------------------------


JAPAN  14.48%
AUTOMOBILES  0.95%
Honda Motor Co Ltd                                             29,500              1,196,493
--------------------------------------------------------------------------------------------

BANKS  0.82%
Mitsubishi Tokyo Financial Group Inc.                              25                168,579
The Sumitomo Bank, Limited                                    176,000                859,250
--------------------------------------------------------------------------------------------
                                                                                   1,027,829
--------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES  0.56%
Dai Nippon Printing Co Ltd                                     53,000                703,718
--------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING  0.35%
Nomura Research Institute, Limited                              3,200                440,108
--------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS  1.20%
Acom Co Ltd                                                     8,690                593,959
Daiwa Securities Group Inc                                    142,000                920,799
--------------------------------------------------------------------------------------------
                                                                                   1,514,758


                                                                              VALUE (NOTE 1)
COMMON STOCKS (CONTINUED)                                 SHARES                        US$
--------------------------------------------------------------------------------------------
JAPAN (continued)
DIVERSIFIED TELECOMMUNICATIONS  2.35%

Japan Telecom Company, Limited                                     81                231,863
KDDI Corporation                                                  192                592,865
NTT Corporation                                                   520              2,139,453
--------------------------------------------------------------------------------------------
                                                                                   2,964,181
--------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT  0.54%
Nitto Denko Corp                                               20,800                682,194
--------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.43%
Nidec Corporation                                               4,600                333,603
THK Co Ltd                                                     11,000                211,600
--------------------------------------------------------------------------------------------
                                                                                     545,203
--------------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE  0.17%
Nikon Corp                                                     19,000                210,416
--------------------------------------------------------------------------------------------

FOOD & DRUG RETAILING  0.79%
Ito-Yokado Company, Limited                                    20,000              1,001,460
--------------------------------------------------------------------------------------------

MEDIA  0.84%
Nippon Television Network                                       3,120                696,255
Tokyo Broadcasting Systems, Inc.                               16,000                358,523
--------------------------------------------------------------------------------------------
                                                                                   1,054,778
--------------------------------------------------------------------------------------------
METALS  0.87%
Nippon Steel Corp                                             701,000              1,093,981
--------------------------------------------------------------------------------------------

PHARMACEUTICALS  0.59%
Shionogi & Co., Limited                                        58,000                740,097
--------------------------------------------------------------------------------------------

REAL ESTATE  0.30%
Mitsui Fudosan Co Ltd                                          43,000                380,387
--------------------------------------------------------------------------------------------

RETAILERS  0.91%
Seven Eleven Japan Co., Limited                                29,000              1,142,333
--------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS  0.64%
Rohm Company, Limited                                           5,400                806,226
--------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS  1.16%
Mitsubishi Corporation                                         77,000                557,141
Mitsui & Co Ltd                                               135,000                903,569
--------------------------------------------------------------------------------------------
                                                                                   1,460,710
--------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES  1.01%
NTT DoCoMo, Inc.                                                  518              1,275,276
--------------------------------------------------------------------------------------------
TOTAL JAPAN                                                                       18,240,148
--------------------------------------------------------------------------------------------


NETHERLANDS  2.97%
DIVERSIFIED TELECOMMUNICATIONS  0.76%
Royal KPN NV #                                                203,450                951,475
--------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES  2.21%
Royal Philips Electronics NV                                   99,847              2,784,992
--------------------------------------------------------------------------------------------
TOTAL NETHERLANDS                                                                  3,736,467
--------------------------------------------------------------------------------------------


SINGAPORE  0.25%
DIVERSIFIED FINANCIALS  0.25%
Keppel Corporation, Limited                                   137,000                319,498
--------------------------------------------------------------------------------------------
TOTAL SINGAPORE                                                                      319,498
--------------------------------------------------------------------------------------------


SOUTH KOREA  1.93%
BANKS  0.47%
Kookmin Bank                                                   12,119                588,321
--------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.94%
Samsung Electronics                                             4,340              1,186,916
--------------------------------------------------------------------------------------------

METALS  0.52%
Pohang Iron & Steel Co Ltd                                      5,920                656,958
--------------------------------------------------------------------------------------------
TOTAL SOUTH KOREA                                                                  2,432,195
--------------------------------------------------------------------------------------------


SWITZERLAND  3.55%
BANKS  2.93%
UBS AG - Registered #                                          73,462              3,689,365
--------------------------------------------------------------------------------------------

PHARMACEUTICALS  0.62%
Novartis AG                                                    17,812                782,203
--------------------------------------------------------------------------------------------
TOTAL SWITZERLAND                                                                  4,471,568
--------------------------------------------------------------------------------------------

                                                                              VALUE (NOTE 1)
COMMON STOCKS (CONTINUED)                                 SHARES                        US$
--------------------------------------------------------------------------------------------
TAIWAN  0.62%
SEMICONDUCTOR EQUIPMENT & PRODUCTS  0.62%
Taiwan Semiconductor
Manufacturing Co. ADR #                                        27,830                361,790
United Microelectronics
Corporation #                                                  56,952                418,597
--------------------------------------------------------------------------------------------
TOTAL TAIWAN                                                                         780,387
--------------------------------------------------------------------------------------------


UNITED KINGDOM  38.90%
AIRLINES  0.40%
British Airways PLC #                                         179,264                509,253
--------------------------------------------------------------------------------------------

BANKS  4.88%
HBOS PLC                                                      272,898              2,955,294
Lloyds TSB Group PLC                                          320,889              3,196,022
--------------------------------------------------------------------------------------------
                                                                                   6,151,316
--------------------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO  5.06%
British American Tobacco PLC                                  191,700              2,061,350
Diageo PLC                                                    214,372              2,785,786
South African Breweries PLC                                   194,845              1,526,065
--------------------------------------------------------------------------------------------
                                                                                   6,373,201
--------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING  1.66%
BAA PLC                                                       228,159              2,084,529
--------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATIONS  2.36%
Vodafone Group PLC                                          2,162,863              2,968,962
--------------------------------------------------------------------------------------------

ELECTRIC UTILITIES  3.17%
National Grid Group PLC                                       336,505              2,391,777
Scottish Power PLC                                            298,089              1,603,808
--------------------------------------------------------------------------------------------
                                                                                   3,995,585
--------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING  4.86%
Boots Company PLC                                             232,451              2,306,332
J Sainsbury PLC                                               237,476              1,289,471
Tesco PLC                                                     692,578              2,519,391
--------------------------------------------------------------------------------------------
                                                                                   6,115,194
--------------------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE  1.79%
Granada Compass PLC                                         1,324,133              2,251,953
--------------------------------------------------------------------------------------------

MEDIA  4.21%
British Sky Broadcasting
Group PLC #                                                   415,557              3,986,771
EMI Group PLC                                                 345,397              1,311,783
--------------------------------------------------------------------------------------------
                                                                                   5,298,554
--------------------------------------------------------------------------------------------
MINING  2.20%
Anglo American PLC                                            166,755              2,774,887
--------------------------------------------------------------------------------------------

OIL & GAS  3.60%
BP PLC                                                        372,829              3,133,292
Lattice Group PLC                                             536,117              1,398,300
--------------------------------------------------------------------------------------------
                                                                                   4,531,592
--------------------------------------------------------------------------------------------
PHARMACEUTICALS  2.65%
GlaxoSmithKline PLC                                           154,352              3,338,341
--------------------------------------------------------------------------------------------

RETAILERS  2.06%
Marks & Spencer Group PLC                                     455,356              2,588,881
--------------------------------------------------------------------------------------------
TOTAL UNITED KINGDOM                                                              48,982,248
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(cost $112,506,423)                                                              113,766,418
--------------------------------------------------------------------------------------------


RIGHTS  0.04%
--------------------------------------------------------------------------------------------

FRANCE  0.04%
BUILDING MATERIALS  0.04%
Lafarge SA #                                                   28,191                 54,517
--------------------------------------------------------------------------------------------
TOTAL FRANCE                                                                          54,517
--------------------------------------------------------------------------------------------
TOTAL RIGHTS
(cost $51,749)                                                                        54,517
--------------------------------------------------------------------------------------------


TOTAL INVESTMENTS - 90.38%
(COST $112,558,172)                                                              113,820,935
OTHER ASSETS
IN EXCESS OF LIABILITIES - 9.62%                                                  12,116,793
--------------------------------------------------------------------------------------------

TOTAL NET ASSETS 100.00%                                                         125,937,728
--------------------------------------------------------------------------------------------

# Non-income producing security.
ADR  American Depository Receipt
GDR  Global Depository Receipt

STATEMENT OF ASSETS AND LIABILITIES

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                        US$
------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*                                                         113,820,935
Cash at interest                                                                   403,000
Foreign currency**                                                              10,345,971
Receivable for open forward foreign currency exchange contracts                    105,938
Receivable for investments sold                                                  3,163,407
Dividends and interest receivable                                                  448,457
Recoverable foreign taxes                                                          226,985
------------------------------------------------------------------------------------------
Total assets                                                                   128,514,693
------------------------------------------------------------------------------------------


LIABILITIES:
Payable for investments purchased                                                2,393,255
Payable for investment advisory fees                                                48,087
Accrued expenses and other liabilities                                             135,623
------------------------------------------------------------------------------------------
Total liabilities                                                                2,576,965
------------------------------------------------------------------------------------------
NET ASSETS                                                                     125,937,728
------------------------------------------------------------------------------------------
* Cost of Investments                                                          112,558,172
------------------------------------------------------------------------------------------
** Cost of Foreign Currency                                                      9,716,159
------------------------------------------------------------------------------------------


                              SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                           US$
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                                         38,921
Dividend income*                                                                     1,661,556
----------------------------------------------------------------------------------------------
Total income                                                                         1,700,477
----------------------------------------------------------------------------------------------


EXPENSES:
Investment advisory fee                                                                313,972
Accounting and custody fees                                                            180,849
Administration fees                                                                     49,890
Audit fees                                                                              10,068
Trustees' fees and expenses                                                              7,260
Other expenses                                                                          15,360
----------------------------------------------------------------------------------------------
Total expenses                                                                         577,399
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                1,123,078
----------------------------------------------------------------------------------------------


REALIZED/UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/loss on:
Investment security transactions                                                    (7,202,512)
Foreign currency transactions and forward foreign currency exchange contracts          992,657
----------------------------------------------------------------------------------------------
                                                                                    (6,209,855)
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
Investment securities                                                                 (228,243)
Foreign currency transactions and forward foreign currency exchange contracts          (40,815)
----------------------------------------------------------------------------------------------
                                                                                      (269,058)
----------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                             (6,478,913)
----------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (5,355,835)
----------------------------------------------------------------------------------------------
* Net of foreign taxes withheld                                                        211,176
----------------------------------------------------------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          SIX MONTHS ENDED
                                                             JUNE 30, 2002          YEAR ENDED
                                                                (UNAUDITED)  DECEMBER 31, 2001
                                                                        US$                US$
----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                            1,123,078             744,006
Net realized loss                                               (6,209,855)        (53,009,822)
Net change in unrealized appreciation/(depreciation)              (269,058)            194,662
----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations            (5,355,835)        (52,071,154)
----------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS
Contributions                                                   62,789,236          75,702,552
Withdrawals                                                    (55,455,094)        (61,122,828)
----------------------------------------------------------------------------------------------
Net increase in net assets from capital transactions             7,334,142          14,579,724
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          1,978,307         (37,491,430)
----------------------------------------------------------------------------------------------


NET ASSETS:
Beginning of period                                            123,959,421         161,450,851
----------------------------------------------------------------------------------------------
End of period                                                  125,937,728         123,959,421
----------------------------------------------------------------------------------------------



                      SEE NOTES TO THE FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

     A.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. The LKCM Fund held 57.5%, and the TT EAFE Mutual Fund held 42.5%, of the Portfolio as of June 30, 2002.

          The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     1.   SECURITY VALUATION

          The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.


     2.   SECURITY TRANSACTIONS AND INCOME RECOGNITION

          Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.


     3.   FEDERAL INCOME TAXES

          The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").


          It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

          4.   FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

          Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.


          5.   FOREIGN CURRENCY TRANSLATION

          For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.


          At June 30, 2002, the Portfolio had the following open forward foreign currency exchange contracts outstanding:

                                                                                        GROSS UNREALIZED
   CURRENCY AND                  FOREIGN CURRENCY           U.S. DOLLAR VALUE                GAIN/(LOSS)
   EXCHANGE DATE            UNITS PURCHASED/SOLD             AT JUNE 30, 2002                        US$
--------------------------------------------------------------------------------------------------------
   PURCHASE CONTRACTS
   British Pound Sterling, 07/01/02       280,000                     426,994                        834
   Euro, 07/01/02                         970,000                     956,922                      3,024
--------------------------------------------------------------------------------------------------------
   NET UNREALIZED GAIN ON PURCHASE CONTRACTS                                                       3,858
--------------------------------------------------------------------------------------------------------

   SALES CONTRACTS
   Japanese Yen, 07/01/02             142,538,200                   1,189,742                        258
   Singapore Dollar, 07/01/02             240,000                     135,862                        (39)
--------------------------------------------------------------------------------------------------------
   NET UNREALIZED GAIN ON SALE CONTRACTS                                                             219
--------------------------------------------------------------------------------------------------------
   TOTAL UNREALIZED GAIN                                                                           4,077
--------------------------------------------------------------------------------------------------------


      At June 30, 2002, the Portfolio had the following open forward foreign cross currency exchange contract outstanding:

       SETTLEMENT                                                                         NET UNREALIZED
             DATE       DELIVER/UNITS OF CURRENCY              RECEIVE/IN EXCHANGE FOR      APPRECIATION
--------------------------------------------------------------------------------------------------------
        7/10/02         British Pound Sterling 6,540,000       Euro 10,211,570                  $101,861

          6.   FUTURES CONTRACTS

          The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high- quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

          As of and for the six months ended June 30, 2002, there were no open long futures contracts outstanding.

          7.   OPTIONS CONTRACTS

          A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

          Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

          The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.


          As of June 30, 2002, there were no open options contracts outstanding


     B.   INVESTMENT ADVISORY AGREEMENT

          Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. The Portfolio Trust pays monthly to TTI for its advisory services a management fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.


     C.   SECURITY TRANSACTIONS

          Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the six months ended June 30, 2002, were as follows

   COST OF PURCHASES                                                                 PROCEEDS FROM SALES
   US$                                                                                               US$
   -----------------------------------------------------------------------------------------------------
   152,318,885                                                                               140,069,802

   At June 30, 2002, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. federal income tax purposes were as follows:

                                       UNREALIZED                  UNREALIZED             NET UNREALIZED
   TAX COST                          APPRECIATION                DEPRECIATION               APPRECIATION
   US$                                        US$                         US$                        US$
   -----------------------------------------------------------------------------------------------------
   112,558,172                          5,007,279                  (3,744,516)                 1,262,763


D. FINANCIAL HIGHLIGHTS
   The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                                  SIX MONTHS
                                                       ENDED                     YEAR                FOR THE
                                               JUNE 30, 2002                    ENDED           PERIOD ENDED
                                                  (UNAUDITED)       DECEMBER 31, 2001      DECEMBER 31, 2000*
   ---------------------------------------------------------------------------------------------------------
   Ratio of expenses                                   0.92%+                 0.85%                  0.92%+
   Ratio of net investment income                      1.79%+                 0.51%                  0.39%+
   Portfolio Turnover                                   120%                   255%                    37%
   Total Return                                       (4.44)%               (28.80)%                (4.54)%


* For the period October 2, 2000 (commencement of operations) through December 31, 2000.
+ Annualized.

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